UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2009.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor: 333-141948

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________

*  In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

Amendment to Terms Documents

On April 14, 2009, the Terms Documents of each outstanding note issued by the BA Credit Card Trust ("BACCT") were amended pursuant to the Omnibus Amendment (the "Omnibus Amendment") between BACCT and The Bank of New York Mellon, as Indenture Trustee. The Omnibus Amendment revises the definitions of Base Rate, Portfolio Yield, Servicer Interchange Rate and Weighted Average Interest Rates for each Terms Document to incorporate and account for the issuance of the Series 2001-D Class D Certificate that occurred on March 2, 2009.

The Terms Documents amended by the Omnibus Amendment are listed below:

Class A(2001-2) Terms Document, dated as of July 26, 2001

Class A(2002-2) Terms Document, dated as of March 27, 2002

Class A(2002-3) Terms Document, dated as of April 24, 2002

Class A(2002-5) Terms Document, dated as of May 30, 2002

Class A(2002-7) Terms Document, dated as of July 25, 2002

Class A(2002-8) Terms Document, dated as of July 31, 2002

Class A(2002-11) Terms Document, dated as of October 30, 2002

Class A(2003-4) Terms Document, dated as of April 24, 2003

Class A(2003-5) Terms Document, dated as of May 21, 2003

Class A(2003-8) Terms Document, dated as of August 5, 2003

Class A(2003-10) Terms Document, dated as of October 15, 2003

Class A(2004-1) Terms Document, dated as of February 26, 2004

Class A(2004-2) Terms Document, dated as of February 25, 2004

Class A(2004-3) Terms Document, dated as of March 17, 2004

Class A(2004-5) Terms Document, dated as of May 25, 2004

Class A(2004-6) Terms Document, dated as of June 17, 2004

Class A(2004-7) Terms Document, dated as of July 28, 2004

Class A(2004-8) Terms Document, dated as of September 14, 2004

Class A(2004-9) Terms Document, dated as of October 1, 2004

Class A(2004-10) Terms Document, dated as of October 27, 2004

Class A(2005-2) Terms Document, dated as of May 19, 2005

Class A(2005-3) Terms Document, dated as of June 14, 2005

Class A(2005-4) Terms Document, dated as of July 7, 2005

Class A(2005-6) Terms Document, dated as of August 25, 2005

Class A(2005-8) Terms Document, dated as of October 12, 2005

Class A(2005-9) Terms Document, dated as of November 17, 2005

Class A(2005-10) Terms Document, dated as of November 29, 2005

Class A(2005-11) Terms Document, dated as of December 16, 2005

Class A(2006-2) Terms Document, dated as of March 7, 2006

Class A(2006-3) Terms Document, dated as of March 30, 2006

Class A(2006-5) Terms Document, dated as of June 9, 2006

Class A(2006-6) Terms Document, dated as of July 20, 2006

Class A(2006-7) Terms Document, dated as of July 28, 2006

Class A(2006-8) Terms Document, dated as of August 9, 2006

Class A(2006-9) Terms Document, dated as of August 30, 2006

Class A(2006-10) Terms Document, dated as of September 19, 2006

Class A(2006-11) Terms Document, dated as of September 26, 2006

Class A(2006-12) Terms Document, dated as of October 16, 2006

Class A(2006-13) Terms Document, dated as of November 14, 2006

Class A(2006-14) Terms Document, dated as of November 28, 2006

Class A(2006-15) Terms Document, dated as of December 13, 2006

Class A(2006-16) Terms Document, dated as of December 19, 2006

Class A(2007-1) Terms Document, dated as of January 18, 2007

Class A(2007-2) Terms Document, dated as of February 16, 2007

Class A(2007-3) Terms Document, dated as of March 20, 2007

Class A(2007-4) Terms Document, dated as of March 20, 2007

Class A(2007-5) Terms Document, dated as of March 20, 2007

Class A(2007-6) Terms Document, dated as of April 12, 2007

Class A(2007-7) Terms Document, dated as of May 16, 2007

Class A(2007-8) Terms Document, dated as of June 22, 2007

Class A(2007-9) Terms Document, dated as of July 19, 2007

Class A(2007-10) Terms Document, dated as of July 26, 2007

Class A(2007-11) Terms Document, dated as of August 2, 2007

Class A(2007-12) Terms Document, dated as of August 22, 2007

Class A(2007-13) Terms Document, dated as of October 12, 2007

Class A(2007-14) Terms Document, dated as of November 27, 2007

Class A(2007-15) Terms Document, dated as of November 27, 2007

Class A(2008-1) Terms Document, dated as of January 29, 2008

Class A(2008-2) Terms Document, dated as of March 14, 2008

Class A(2008-4) Terms Document, dated as of April 11, 2008

Class A(2008-5) Terms Document, dated as of May 2, 2008

Class A(2008-6) Terms Document, dated as of May 15, 2008

Class A(2008-7) Terms Document, dated as of June 13, 2008

Class A(2008-8) Terms Document, dated as of July 17, 2008

Class A(2008-9) Terms Document, dated as of August 5, 2008

Class A(2008-10) Terms Document, dated as of August 15, 2008

Class B(2003-4) Terms Document, dated as of October 15, 2003

Class B(2004-1) Terms Document, dated as of April 1, 2004

Class B(2004-2) Terms Document, dated as of August 11, 2004

Class B(2005-1) Terms Document, dated as of June 22, 2005

Class B(2005-2) Terms Document, dated as of August 11, 2005

Class B(2005-3) Terms Document, dated as of November 9, 2005

Class B(2006-1) Terms Document, dated as of March 3, 2006

Class B(2006-2) Terms Document, dated as of March 24, 2006

Class B(2006-3) Terms Document, dated as of August 22, 2006

Class B(2006-4) Terms Document, dated as of November 14, 2006

Class B(2007-1) Terms Document, dated as of January 26, 2007

Class B(2007-2) Terms Document, dated as of January 31, 2007

Class B(2007-3) Terms Document, dated as of March 30, 2007

Class B(2007-4) Terms Document, dated as of May 15, 2007

Class B(2007-5) Terms Document, dated as of October 11, 2007

Class B(2007-6) Terms Document, dated as of November 16, 2007

Class B(2008-1) Terms Document, dated as of January 17, 2008

Class B(2008-2) Terms Document, dated as of February 14, 2008

Class B(2008-4) Terms Document, dated as of August 15, 2008

Class C(2002-1) Terms Document, dated as of February 28, 2002

Class C(2002-3) Terms Document, dated as of June 12, 2002

Class C(2002-6) Terms Document, dated as of October 29, 2002

Class C(2002-7) Terms Document, dated as of October 29, 2002

Class C(2003-1) Terms Document, dated as of February 2, 2003

Class C(2003-4) Terms Document, dated as of June 19, 2003

Class C(2003-7) Terms Document, dated as of November 5, 2003

Class C(2004-1) Terms Document, dated as of March 16, 2004

Class C(2004-2) Terms Document, dated as of July 1, 2004

Class C(2005-1) Terms Document, dated as of June 1, 2005

Class C(2005-2) Terms Document, dated as of September 22, 2005

Class C(2006-1) Terms Document, dated as of February 17, 2006

Class C(2006-2) Terms Document, dated as of March 17, 2006

Class C(2006-3) Terms Document, dated as of May 31, 2006

Class C(2006-4) Terms Document, dated as of June 15, 2006

Class C(2006-5) Terms Document, dated as of August 15, 2006

Class C(2006-6) Terms Document, dated as of September 29, 2006

Class C(2006-7) Terms Document, dated as of October 16, 2006

Class C(2007-1) Terms Document, dated as of January 26, 2007

Class C(2007-2) Terms Document, dated as of May 15, 2007

Class C(2007-3) Terms Document, dated as of August 14, 2007

Class C(2007-4) Terms Document, dated as of November 16, 2007

Class C(2008-1) Terms Document, dated as of January 29, 2008

Class C(2008-2) Terms Document, dated as of February 2, 2008

Class C(2008-4) Terms Document, dated as of July 10, 2008

Class C(2008-5) Terms Document, dated as of August 15, 2008

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit 4.1	Omnibus Amendment, dated as of April 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC

Acting solely in its capacity as

depositor of BA Master Credit Card Trust II and

BA Credit Card Trust

By:	/s/ Keith W. Landis
Name: Keith W. Landis
Title: Vice President

April 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Omnibus Amendment, dated as of April 14, 2009.